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                                                                   EXHIBIT 10.14

                          GLOBAL TRAFFIC NETWORK, INC.
                             STOCK OPTION AGREEMENT
              (2005 Stock Incentive Plan - Employee Non-Qualified)

      This STOCK OPTION AGREEMENT is made effective as of this [____] day of [________], [________], between Global Traffic Network, Inc. (the "Company"), and [________________] ("Employee").

                                   BACKGROUND

      A. Employee has either been hired to serve as an Employee of the Company or the Company desires to induce Employee to continue to serve the Company as an Employee.

      B. The Company has adopted the 2005 Stock Incentive Plan (the "Plan") pursuant to which shares of common stock, $.001 par value, of the Company have been reserved for issuance under the Plan.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Grant of Option. The Company hereby irrevocably grants from the Plan to Employee the right and option (hereinafter referred to as the "Option") to purchase from the Company all or any portion of an aggregate of [____] ([____]) shares of the common stock, $.001 par value, of the Company (the "Shares") (such number being subject to adjustment pursuant to the terms of the Plan) subject to the terms and conditions herein set forth.

      2. Purchase Price. The purchase price of the Shares covered by the Option shall be $[____] per Share.

      3. Exercise and Vesting of Option. The Option shall be exercisable only to the extent that all or any portion thereof, has vested in Employee. Except as otherwise provided herein, the Option shall vest ratably over a period of [____] ([____]) years in equal annual installments, beginning on the one-year anniversary of the date of this Agreement and continuing on each subsequent anniversary date (the "Vesting Date") until the Option is fully vested, as set forth in the following schedule:

     No. of Shares To Be Vested                   Vesting Date
     --------------------------                   ------------





      In the event that Employee ceases to be employed by the Company, for any reason or no reason, prior to any Vesting Date, that portion of the Option scheduled to vest on such Vesting Date, and all portions of the Option scheduled to vest in the future, shall not vest and all of Employee's rights to and under such non-vested portions of the Option shall terminate.
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      4. Term of Option. To the extent vested, and except as otherwise provided in this Agreement, the Option shall be exercisable for ten (10) years from the date of this Agreement; provided, however, that in the event that Employee ceases to be employed by the Company, for any reason or no reason, Employee or his or her legal representative shall have ninety (90) days from the date of such termination of employment, or, if earlier, until the expiration of the Option as set forth above, to exercise any portion of the Option vested pursuant to Sections 3 or 4 of this Agreement. Upon the expiration of such ninety (90) day period, or, if earlier, upon expiration of the Option as set forth above, the Option shall terminate and become null and void.

      5. Manner of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of Shares to be purchased and accompanied by the full purchase price for such Shares. Any such notice shall be deemed given when received by the Company at its corporate headquarters. The purchase price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; or (b) by delivery of shares of Common Stock in payment of all or any part of the purchase price, which shares shall be valued for this purpose at the Fair Market Value (as such term is defined in the Plan) on the date such option is exercised. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

      6. Rights of Option Holder. Employee, as holder of the Option, shall not have any of the rights of a shareholder with respect to the Shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to him or her upon the due exercise of all or any portion of the Option.

      7. Non-Transferability. The Option shall not be transferred, pledged or assigned except, in the event Employee's death, by will or the laws of descent and distribution to the limited extent provided in the Plan, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code") or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights. Notwithstanding the preceding sentence, the Option may be transferred by Employee to Employee's spouse, children, grandchildren or parents (collectively, the "Family Members"), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Code. During Employee's lifetime, the Option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

      8. No Continued Employment or Right to Corporate Assets. Nothing contained in this Agreement shall be deemed to grant Employee any right to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation, nor shall this Agreement be construed as giving Employee, Employee's beneficiaries or any other person any equity or interests of any kind in the assets of the


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Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

      9. Securities Law Matters. Employee acknowledges that the Shares to be received by him or her upon exercise of the Option may have not been registered under the Securities Act of 1933 or the Blue Sky laws of any state (collectively, the "Securities Acts"). If such Shares have not been so registered, Employee acknowledges and understands that the Company is under no obligation to register, under the Securities Acts, the Shares received by him or her or to assist him or her in complying with any exemption from such registration if he or she should at a later date wish to dispose of the Shares. Employee acknowledges that if not then registered under the Securities Acts, the Shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

            "The shares represented by this certificate have not been registered or qualified under federal or state securities laws. The shares may not be offered for sale, sold, pledged or otherwise disposed of unless so registered or qualified, unless an exemption exists or unless such disposition is not subject to the federal or state securities laws, and the Company may require that the availability or any exemption or the inapplicability of such securities laws be established by an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company."

      10. Employee Representations. Employee hereby represents and warrants that:

            (a) Employee has reviewed with their own tax advisors the federal, state, and local tax consequences of the transactions contemplated by this Agreement. Employee is relying solely on such advisors and not on any statements or representation of the Company or any of its agents. Employee understands that he will be solely responsible for any tax liability that may result to him or her as a result of the transactions contemplated by this Agreement.

            (b) The Option, if exercised, will be exercised for investment and not with a view to the sale or distribution of the Shares to be received upon exercise thereof.

      11. The Plan. The Option is granted pursuant to the Plan and is governed by the terms thereof, which are incorporated herein by reference. In the event of any conflict or inconsistency between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall govern and control.

      12. Governing Law. This Agreement, in its interpretation and effect, shall be governed by the laws of the State of Minnesota applicable to contracts executed and to be performed therein.

      13. Further Assurances. Each party hereto agrees to execute such further papers, agreements, assignments or documents of title as may be necessary or desirable to affect the purposes of this Agreement and carry out its provisions.


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      14. Entire Agreement. This Agreement and the Plan embody the entire agreement made between the parties hereto with respect to the matters covered herein and shall not be modified except by a writing signed by the party to be charged.

      15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    GLOBAL TRAFFIC NETWORK, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    --------------------------------------------
                                    [             ], Employee


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